SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A)


Filed by the registrant  XX

Filed by a party other than the registrant [ ]

Check the appropriate box:

XX Preliminary proxy statement

[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                (Name of Registrant as Specified in Its Charter)

             ROBERT L. BITTERLI ON BEHALF OF THE BOARD OF DIRECTORS
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

X    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14-a6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:____________________________

          (2) Aggregate number of securities to which transactions applies:__________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:____________________________________________

          (4)   Proposed maximum aggregate value of transaction:________________
___________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:  N/A
     (2)  Form, schedule or registration statement no:  14A
     (3)  Filing party:  AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
     (4)  Date filed:  N/A

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                ----------------

The annual meeting of the shareholders of American Absorbents Natural Products, Inc., a Utah Corporation, will be held, in accordance with the bylaws of the Company, at The University of Texas Club Austin, 2108 E. Campus Drive, Austin, Texas, on Friday, August 11, 2000, at 1:00PM Central Standard Time for the following purposes:

     1.   To elect six directors;

     2. To receive the reports of officers (without taking any action thereon);

     3. To authorize the board to hire a qualified independent certified public accountant to act as independent auditor and accountant for the Company for the fiscal year ending January 31, 2001;

     4. To ratify and approve transactions with Robert L. and Judith A. Bitterli. including the borrowing of working capital funds, and use of assets as collateral; and,

     5. To transact such other business as may properly come before the meeting.

Only holders of common stock of record on the books of the company at the close of business on June 5, 2000, will be entitled to notice of and to vote at the annual meeting of shareholders and any adjournment or adjournments or postponement or postponements thereof. A list of shareholders entitled to vote at the annual meeting of shareholders will be kept on file at the offices of the Company at least ten days prior to the annual meeting of shareholders and may be reviewed by any shareholder during regular business hours.

The enclosed proxy, which is being solicited on behalf of the Board of Directors of the Company, should be completed, dated, signed and returned promptly to assure that your vote will be included.

YOU MAY, OF COURSE, CHOOSE TO REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THIS PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS, AND PERSONALLY CAST YOUR VOTES.



Deborah Smetzer, Corporate Secretary


Austin, Texas
June 27, 2000

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                        6015 LOHMAN FORD ROAD, SUITE 100
                             LAGO VISTA, TEXAS 78645
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                      SOLICITATION AND REVOCATION OF PROXY

The accompanying proxy is being furnished to holders of Common Stock ($0.001 par value), of American Absorbents Natural Products, Inc., a Utah corporation, and is solicited by the Board of Directors of the Company for use at the annual meeting of the shareholders to be held at The University of Texas Club, 2108 E. Campus Drive, Austin, Texas on August 11, at 1:00 P.M. (local time), and any postponements or adjournments thereof.

The expenses of preparing, assembling, printing and mailing the proxy statement and material used in the solicitation of proxies will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mails, but officers, directors and regular employees of the Company may solicit proxies personally or by telephone or mail.

Any shareholder executing a proxy retains the right to revoke it by giving written notice dated after the date of the proxy and before the proxy is counted at the annual meeting of shareholders, to the Secretary of the Company, by duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company, or by attending the annual meeting of shareholders and voting in person. Any written notice revoking a proxy should be sent to the offices of the Company at the address listed above.

All shares represented at the annual meeting of shareholders by properly executed proxies received prior to or at the annual meeting of shareholders, unless such proxies previously have been revoked, will be voted at the annual meeting of shareholders in accordance with the instructions on the proxies. If no instructions are indicated, proxies will be voted FOR each nominee and FOR each item set forth in the Proxy. If any other matters are properly presented to the annual meeting of shareholders for action, the persons named on the enclosed form or forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

The Board of Directors has fixed the close of business on June 5, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting of shareholders. As of the record date, there were 5,241,136 shares of common stock ($0.001 par value) of the Company outstanding. Holders of record of common stock on the record date are entitled to cast one vote per share, to be exercised in person or by properly executed proxy, with respect to each matter to be considered by them at the annual meeting of shareholders.

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting of shareholders.

The approval of at least a majority of those shares of common stock voted at the annual meeting of shareholders for each nominee and for each item set forth in the notice of annual meeting of shareholders will be required to elect the nominees and to approve such matters.

Copies of this proxy statement and enclosed proxy card were filed with the Washington, D.C. office of the Securities & Exchange Commission a minimum of ten days prior to them being sent to shareholders on approximately June 30, 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE NOMINEES AND MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING OF SHAREHOLDERS.

                              ELECTION OF DIRECTORS

The Board of Directors has nominated Six persons to be elected at the annual meeting of shareholders, each to serve until the next annual meeting of shareholders and until their successor is elected and qualified. To be elected, a director must receive the votes of a majority of the shares present at the meeting by proxy or in person, provided that a majority of all shares are present at the meeting by proxy or in person. Shares represented by the proxies solicited by the Board of Directors will be voted (unless otherwise directed) in favor of the election as directors of the persons named below. The bylaws of the Company provide for a maximum of nine directors to be elected by the holders of the common stock. During the past several fiscal years, Board operations have operated smoothly with fewer directors. The enclosed proxy cannot be voted for a greater number of persons than the number of nominees named.

Each nominee has agreed to serve as a director of the Company if elected. However, in the unexpected event of the refusal or inability of any nominee for director to serve, proxies may be voted for a substitute nominee designated by the Board of Directors, or the Board may be reduced accordingly.

The following information concerning the principal occupation of each nominee during the past five years and certain other information have been furnished to the Company by each nominee for director:

                                                                                       SERVED AS DIRECTOR OR
NAME                             POSITIONS WITH THE COMPANY            AGE                 OFFICER SINCE

Robert L. Bitterli            Chairman of the Board, Chief             43                        1999
                              Executive Officer, Director (May
                              99)

Richard A. Waterfield         Director (March 1, 1999)                 60                        1999

John Krings                   Director (July 1999)                     70                        1999

Dr. Jan Krason                Director (February 2000)                 68                        2000

Patrick Cassidy               Director (September 1999)                62                        1999

Gerald Clay                   Nominee

ROBERT L. BITTERLI served as a director of the Company from June 1996 until June 1997 and became a director of the Company again in May 1999. He also became Chief Executive Officer and President of the Company in May 1999. Mr. Bitterli founded and served as President of Windfall Corporation, a management consulting firm, specializing in corporations seeking and working with government contracts. He also served as President of Security First Group Benefits Corporation, one of the Trilon Financial group of companies (the 12th largest financial organization in the world), providing marketing, sales, communication and administrative services to employers for both qualified and non-qualified pension and retirement plans. He served as Vice President of Security First Group, a company providing investments and investment advisory services and as General Partner of the Diversified Securities Network, a company specializing in the sales of securities and limited partnerships. Mr. Bitterli was with Security First Group for twelve years. He also owns J&B Properties, a residential property investment and management company, and a majority interest in Devin Lane Publishing, a publisher of thriller fiction. He served with honor in the United States Army in an enlisted and commissioned capacity. He holds a B.S. degree in Psychology from Campbell University in Bueise Creek, North Carolina and an M.A. in Business Administration and Personnel Management, both from Webster University in St. Louis, Missouri. Age 43.

RICHARD A. WATERFIELD has served as a director of the Company since March 1999. He has been the owner of Database Marketing, a high tech marketing company, since February 1997 and the owner of Waterworks Productions since October 1992. Mr. Waterfield has been a loan consultant and lobbyist with Waterfield and Associates since October 1991. He was elected as a representative to the Texas State Legislature for

District 88 and served two terms from 1986 to 1991. During that time he was voted Outstanding Freshman Legislator. He served on the Human Services Agriculture Committee and as a member of the Congressional Oil and Gas Advisory Committee. From 1984 to 1991, Mr. Waterfield was the owner of Washita Investments, a commodities trading firm. He was a part owner in Canadian Feed-yard working in commercial cattle feeding operations, commodity trading and risk management from 1975 to 1984. Mr. Waterfield has served on the Canadian City Council, the Canadian School Board and on the board of directors of First State Bank of Canadian, Texas. He attended Oklahoma State University majoring in business and animal science. Age 60.

THE HONORABLE JOHN E. KRINGS is currently president of Krings Corporation. Krings Corporation provides consulting services for the defense industry, National Aeronautics and Space Agency, and the Federal Aviation Agency. Prior to serving as President of Krings Corporation, Mr. Krings served as Assistant Secretary of Defense. The President appointed Mr. Krings as the first Director, Operational Test and Evaluation (DOT&E), Department of Defense (DOD), at the level of Assistant Secretary of Defense. As such, he worked directly for the Secretary of Defense and Congress. Mr. Krings also served on the Defense Resources Board and the Defense Acquisitions Board. He evaluated and reported independently to the Congress and the Secretary of Defense in regard to the effectiveness and suitability of all major weapons systems as a prerequisite to military systems entering full production. Mr. Krings has thirty years experience in aerospace design, engineering, testing, marketing and management with McDonnell Douglas Corporation. He was responsible for all of McDonnell Douglas Corporation Navy and Marine Corps programs. Mr. Krings served in the Air Force and Air National Guard as a fighter pilot, test pilot, and nuclear weapons expert. Mr. Krings holds a B.S. degree in Chemistry and Physics. Age 70.

DR. JAN KRASON has served as director since February 2000. For the past 26 years, Dr. Krason has served as President and CEO of Geoexplorers International, Inc. an internationally renowned consulting corporation. As a professional consultant, Dr. Krason has served over forty clients, mostly mining and petroleum companies, government agencies, and various international and domestic financial institutions. Dr. Krason's forty years of experience include all aspects of exploration for economically viable mineral and petroleum deposits to include project management, geologic and special mapping, practically oriented research and assessment of mineral and petroleum resources. His broad fields of professional specialization and expertise include research on sediment-hosted and volcanogenic gold, other precious and base metals specifically regarding their relationships to hydrocarbons. He has extensive knowledge in basin analysis, determination of formation, stability, and resources assessment of gas hydrates, and conventional-type hydrocarbon deposits (particularly in the offshore environment). Dr. Krason's consulting, projects, and lecturing have taken him to over 60 countries including Canada, Mexico, Central and South America, Africa, Australia, and Eastern and Central Europe to include the Newly Independent States of the former Soviet Union. Dr. Krason has authored and co-authored over 100 scientific publications. Age 68

DR. PATRICK CASSIDY has served as director of the Company since September 1999. Following his education at the University of Illinois, Iowa and Arizona and two years in industry, Dr. Patrick Cassidy began as a group leader for Chemistry and Materials at Tracor in Austin in 1966. In this contract research and development endeavor he developed programs with NASA and the US Navy which became the foundation for a new company, Texas Research Institutes (TRI) of which he was a co-founder and which developed into a $12 million research and development enterprise. In 1971 Dr. Cassidy joined the Chemistry Department at Southwest Texas State University (SWT) where he began the Polymer Research Group (PRG) which grew into the largest polymer synthesis group in the southwest United States. That effort has resulted in over $7,000,000 in grants and contracts coming to SWT.Dr. Cassidy also initiated in 1993 the Institute for Environmental and Industrial Science (IEIS) at SWT, an entity which serves regional industries using university resources, all the while creating educational opportunities for students and research fellows. His technical publications number over 140 including one book and ten chapters in other books and encyclopedias. Oral papers total over 160 and eight patents have been issued under his direction. Invited lectures have been international in scope including India, France, Holland, Mexico, Germany and Japan and have been given at about 50 locations. Dr. Cassidy has been active professionally as well serving in local and national capacities for the American Chemical Society as a referee for several journals as a proposal referee and as an advisory board member for another university and an international journal. Age 62.

GERALD C. CLAY has had a lifelong career as a corporate business executive, entrepreneur and consultant. He worked in sales management for Beatrice Foods and Uncle Ben's, a subsidiary of Mars, Inc., before joining Star-Kist Foods, a subsidiary of H. J. Heinz Company, as General Manager of International Business Development. In this capacity he managed existing profit centers, identified, negotiated and recommended acquisitions and joint ventures, directed research and implemented marketing programs, and managed export sales in Europe, South America, and Asia. He later served as the President/CEO of Star-Kist Canada, Inc., an autonomous profit center with $50MM in annual sales. Mr. Clay has also owned three specialty and organic food companies. Most recently, he has utilized his corporate and entrepreneurial background as a business consultant specializing in turn-arounds, acquisitions, joint ventures, and development. Mr. Clay attended the University of Cincinnati and received an honorable discharge from the United States Army. Age 57.

There are no known arrangements or understandings between any of the foregoing individuals and any other person pursuant to which they were elected as a director or as a nominee.

The Company has audit and compensation committees. The Company does not have a nominating committee. The present Board of Directors met sixteen times during the fiscal year ended January 31, 2000. All incumbent directors attended at least 75% or more of the total number of meetings of the Board of Directors during the last fiscal year or for such shorter period that they served as a director.

                             EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration paid or accrued for the fiscal years ended January 31, 1998, 1999 and 2000, as to each officer of the Company whose aggregate remuneration exceeds $100,000, and as to the aggregate remuneration of all officers as a group:

                                       ANNUAL COMPENSATION (1)                LONG-TERM COMPENSATION
                                 ---------------------------------     ---------------------------------
                                                                                 AWARDS        PAYOUTS
                                                                        RESTRICTED
                                                       OTHER ANNUAL       STOCK      OPTIONS/      LTIP         ALL OTHER
NAME AND PRINCIPAL               SALARY     BONUS      COMPENSATION       AWARDS       SAR'S      PAYOUTS      COMPENSATION
POSITIONS               YEAR       ($)       ($)           ($)             ($)          (#)         ($)            ($)

Robert L. Bitterli,
CEO                     2000       9,500     -0-           -0-             8,200        -0-         -0-            -0-
All Officers as a       1998     143,400     -0-           -0-            46,325        -0-         -0-            -0-
Group  (3 persons)
       (6 persons)      1999     251,438     -0-           -0-            84,998        -0-         -0-            -0-
       (8 persons)      2000     180,571     -0-           -0-            27,980        -0-         -0-            -0-

1) Excludes the value of personal use of Company office facilities and certain other personal benefits. The value of such personal benefits cannot be specifically or precisely ascertained without unreasonable effort. After reasonable inquiry, however, the Company believes that the aggregate annual amount of such personal benefits does not exceed $50,000 per person or 10% of the total annual salary and bonus for the named executive officer.

The Company does not have any pension, retirement, deferred compensation or similar plan for its officers, directors or employees.

Currently, directors do not receive any cash compensation for serving in their roles as directors of the Company. The six outside directors, Richard Waterfield, Don Chapman, John Krings, David Stein, Patrick Cassidy, and Jan Krason each receive 500 shares of restricted common stock for each board meeting attended. Former Directors Nicholas Wentworth and Donald Gillespie also received shares for their service as a director. The fair market value of the common stock is determined by the average of the closing price of the stock for the preceding month.

The following table sets forth the aggregated option/SAR exercises in the last fiscal year and the fiscal year-end option/SAR values:

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                                          NUMBER OF          VALUE OF UNEXERCISED
                                   SHARES                                UNEXERCISED             IN-THE-MONEY
                                  ACQUIRED                               OPTIONS/SARS            OPTIONS/SARS
                                     ON                 VALUE           AT FY-END (#)           AT FY-END ($)
                                  EXERCISE            REALIZED           EXERCISABLE/            EXERCISABLE/
           NAME                     (#)                  ($)            UNEXERCISABLE           UNEXERCISABLE

David W. Redding                    -0-                  -0-              100,000 E                  0/0

The exercisable options listed in the above table were granted to David Redding on June 17, 1997. In an agreement reached May 19, 2000 Mr. Redding has agreed to surrender the 100,000 options he was previously issued. Currently, there are no other options issued.

The following table sets forth the aggregated option/SAR exercises in the last fiscal year and the fiscal year-end option/SAR values: None

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 31, 2000, Mr. Robert L. Bitterli had loans outstanding to the company totaling $60,000. Mr. Bitterli is the CEO, President and Chairman of the Board of Directors. As of June 5, 2000, Mr. Bitterli had loans outstanding to the Company totaling $189,624. This was the amount outstanding on the $215,000 line of credit Mr. and Mrs. Bitterli made available to the Company February 29, 2000. This line of credit is secured by a first mortgage on the real estate and manufacturing facility located in Hines, Oregon. The terms of this line of credit include a $2,500 monthly payment to be applied to the accrued interest and the outstanding principal balance. The interest rate on the line of credit is 10%.

                                CHANGE IN CONTROL

During the fiscal year ended January 31, 2000, there was a change of control of the Company. On July 6, 1999, the Company purchased 2,800,000 of its common stock from Austin-Young, Inc for $924,000. The terms of the purchase included an initial payment of $92,400 for 280,000 shares of common stock. The balance of the purchase price is evidenced by a non-interest bearing note of $831,600 payable over a seven-year period. The Company was also granted the proxy to vote the 2,800,000 shares of common stock at the annual shareholders' meeting. Complete details of the transaction were reported on the Form 8-K/A filed July 6, 1999 with the Securities and Exchange Commission. During the first part of fiscal year 2000 several changes in management occurred as follows which resulted in a virtual change in managing control of the Company.

Terry L. Young resigned as Chief Executive Officer effective March 1, 1999 and his term as Chairman of the Board of Directors on April 30, 1999.

David W. Redding was resigned as President, Chief Operating Officer, Assistant Secretary, and Treasurer effective May 12, 1999.

William C. Branch resigned as a member of the Board of Directors effective February 26, 1999.

Donald L. Gillespie and Richard A. Waterfield were elected to the Board of Directors of the Company in March 1999.

Robert L. Bitterli was elected as Acting Interim President on April 5, 1999 and Chief Executive Officer, President and Director effective May 12, 1999.

The following list details the remaining changes in the composition of the Board of Directors and management team during the remainder of the year ended January 31,2000 and during the first quarter of this fiscal year:

Nicholas N. Wentworth was elected as Chairman of the Board of directors May 10, 1999.

Donald R. Chapman was elected a Director in May 1999.

James W. Haake was appointed Chief Operating Officer in June 1999.

Aaron Thomas was appointed as VP Sales in July 1999.

Robert L. Bitterli was elected as Chairman of the Board effective July 28, 1999.

Nicholas N. Wentworth resigned as Chairman of the Board effective July 28, 1999.

John Krings was elected a director in July 1999.

Donald L. Gillespie resigned as Chief Financial Officer effective August 31,
1999.

David Stein was elected as a director in September 1999.

Patrick Cassidy was elected a director in September 1999.

David Scott was appointed Chief Financial Officer September 1, 1999.

Deborah Smetzer was appointed Secretary effective October 1999.

Aaron Thomas resigned as VP of Sales in November 1999.

Dr. Jan Krason was elected a director in February 2000.

James Toney resigned as VP of Plant Operations effective March 31, 2000.

                 RATIFICATION AND APPROVAL OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors ask that the selection of Sprouse & Winn, L.L.P. to serve as independent auditors of the Company for the year ending January 31, 2000, be ratified by the shareholders at the shareholders' meeting in 2000. Orton & Company, the previous auditor of record declined to stand for reelection. Representatives of Sprouse & Winn are invited to make a presentation at the shareholder meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information furnished by the following persons concerning the common stock ownership as of June 5, 2000, of (i) each person who is known to the Company to be the beneficial owner of more than 5 percent of the common stock; (ii) all directors and executive officers; (iii) directors and executive officers of the Company as a group:

            NAME AND ADDRESS                    NUMBER OF SHARES          COMMON STOCK SUBJECT       PERCENT OF
           OF BENEFICIAL OWNER                   OF COMMON STOCK         TO OPTIONS OR WARRANTS        CLASS

Robert L. Bitterli                                   500,906                       -0-                  9.56
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Patrick Cassidy                                        2,176                       -0-                  0.00
 6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Donald Chapman                                        20,587                       -0-                  0.28
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Dr. Jan Krason                                       100,000                       -0-                  1.35
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

John Krings                                          168,069                       -0-                  3.21
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

David Stein                                              926                       -0-                  0.00
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Richard Waterfield                                    23,468                       -0-                  0.45
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

James W. Haake                                        78,500                       -0-                  1.50
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

David C. Scott                                        60,000                       -0-                  0.51
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Officers and Directors                               954,632                       -0-                 18.21
as a Group (9 Persons)

1) Unless otherwise indicated, the second column reflects amounts as to which the beneficial listed in the first column has sole voting power and sole investment power.

2) The total number of shares of common stock outstanding as of June 5, 2000 was 5,241,136. Option shares to each named director or officer, which are not currently outstanding but which are subject to option exercise, are deemed to be outstanding for the purpose of computing that director's, officer's or group's percentage of ownership of outstanding shares of common stock, but are not deemed to be outstanding for computing the percentage of common stock owned by any other person.

3) Of the shares set forth above for Robert L. Bitterli ,494,406shares are held in the name of Mr. Bitterli and 6,500 are in his wife's brokerage account.

4) Of the shares set forth above for Patrick Cassidy, all 2,176 are held in the name of Mr. Cassidy.

5) Of the shares set forth above for Donald Chapman, 16,468 are held in his brokerage account, 3,819 are held in the name of Donald Chapman, and 300 are held in brokerage accounts with Mr. Chapman as custodian.

6) Of the shares set forth above for Dr. Jan Krason, all 100,000 shares are held in the name of Dr. Krason.

7) Of the shares set forth above for John Krings, 168,069 are held in the name of Mr. Krings.

8) Of the shares set forth above for David Stein, 926 are held in the name of Mr. Stein.

9) Of the shares set forth above for Richard Waterfield, 21,468 are held in the name of Mr. Waterfield and 2,000 are held in Mr. Waterfield's brokerage account.

10) Of the shares set forth above for James Haake, all shares are held in the name of Mr. Haake.

11) Of the shares set forth above for David C. Scott, 50,000 shares are held in the name of Mr. Scott, and 10,000 are held in Mr. Scott's brokerage account.

            NAME AND ADDRESS               NUMBER OF SHARES OF         PREFERRED STOCK SUBJECT    PERCENT OF
          OF BENEFICIAL OWNER          CONVERTIBLE PREFERRED STOCK     TO OPTIONS OR WARRANTS        CLASS

Robert L. Bitterli                                     -0-                        -0-                  -0-
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Patrick Cassidy                                        -0-                        -0-                  -0-
 6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Donald Chapman                                      10,047                        -0-                 3.41
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Dr. Jan Krason                                         -0-                        -0-                  -0-
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

John Krings                                         30,000                        -0-                10.18
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

David Stein                                         20,000                        -0-                 0.00
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Richard Waterfield                                  15,047                        -0-                 5.11
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645


James W. Haake                                      30,000                        -0-                10.18
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

David C. Scott                                         -0-                        -0-                  -0-
6015 Lohman Ford Road, Suite 100
Lago Vista, TX 78645

Officers and Directors                             105,094                        -0-                35.68
as a Group (9 Persons)

1) Unless otherwise indicated, the second column reflects amounts as to which the beneficial listed in the first column has sole voting power and sole investment power.

2) The total number of shares of preferred stock outstanding as of June 5, 2000, was 294,584.

3) Of the shares set forth above for Donald Chapman , 10,047 shares are held in the name of Mr. Chapman.

4) Of the shares set forth above for John Krings, all 30,000 are held in the name of Krings, Inc. Defined Benefit Pension Plan.

5) Of the shares set forth above for David Stein, all 20,000 are held jointly in Mr. Stein's and Ms. Kerwick's names.

6) Of the shares set forth above for Richard Waterfield, all 15,047 shares are held in the name of Mr. Waterfield.

7) Of the shares set forth above for James W. Haake, 30,000 are held in the name of Mr.Haake


          SECURITY OWNERSHIP OF NEWLY ELECTED OFFICERS AND DIRECTORS:

The following table sets forth the security ownership on the day proceeding the date of election for each of the newly elected officers and directors elected to their positions subsequent to June 5, 2000: NONE

       RATIFICATION AND APPROVAL OF THE BORROWING OF WORKING CAPITAL FUNDS
                 AND USE OF COLLATERAL FROM ROBERT L. BITTERLI:

As of January 31, 2000, Mr. Robert L. Bitterli had loans outstanding to the company totaling $60,000. Mr. Bitterli is the CEO, President and Chairman of the Board of Directors. As of June 5 2000 Mr. Bitterli had loans outstanding to the Company totaling $189,624. This was the amount outstanding on the $215,000 line of credit Mr. and Mrs. Bitterli made available to the Company February 29, 2000. This line of credit is secured by a first mortgage on the real estate and manufacturing facility located in Hines, Oregon. The terms of this line of credit include a $2,500 monthly payment to be applied to the accrued interest and the outstanding principal balance. The interest rate on the line of credit is 10%.

During the year ended January 31, 2000, the Company had to secure operating funds from Mr. Bitterli with the outstanding balance on January 31, 2000 of $60,000. Such amount is evidenced by demand promissory notes bearing interest from 7.00% to 8.50% per annum. Management of the Company believes that the terms of the note are fair to the Company. In addition, the Company has used collateral of Mr. Bitterli to secure bank financing on the warehouse facility in Austin, Texas and has in turn given Mr. Bitterli a security interest in the warehouse facility for the use of Mr. Bitterli's assets as collateral. That note balance was $150,000 on January 31, 2000 and June 5, 2000. However, because none of the directors at such time that these transactions were made was a disinterested party, the transactions may be subject to challenge by the shareholders.

Section 16-10a-851 of the Utah Revised Business Corporation Act provides that no such conflicting interest transactions may be enjoined, be set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, if the shareholders holding qualified shares approve the transactions at any time, provided that the shareholders holding a majority of such qualified shares are present at a duly held meeting and a majority of such qualified shares present at the meeting vote in favor of the transactions. For purposes of this section, the term "qualified shares" means those shares otherwise entitled to vote on the transactions, except shares owned or controlled by a director who has a conflicting interest respecting the transactions, or by a related person of that director (see "Security Ownership of Certain Beneficial Owners and Management"). There are approximately 4,740,230 common shares qualified to vote on this proposal. In addition, the transactions may not be enjoined, be set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, if the transactions, judged according to the circumstances at the time of commitment, is established to have been fair to the corporation.

Therefore, the Board of Directors is seeking ratification and approval of the transactions described above at the annual meeting of shareholders by persons holding qualified shares. If less than a majority of the persons holding qualified shares are present at the annual meeting of shareholders, or if less than a majority of such qualified shares are voted for ratification and approval of such transactions, the transactions may be challenged under the section set forth above. Notwithstanding a failure by the shareholders to ratify and approve the transactions, the Board of Directors believes that under the circumstances at the time of such transactions with Mr. Robert L. Bitterli such transactions were fair to the Company and does not intend to seek rescission of the granting of loans, or use of collateral by the previously mentioned directors to the Company.


                                LEGAL PROCEEDINGS

Neither the Company, any of its properties, nor its subsidiary is a party to any material pending legal proceeding or government action, including any material bankruptcy, receivership, or similar proceedings. Management of the Company does not believe that there are any material proceedings to which any director, officer or affiliate of the Company or its subsidiary, any owner of record, beneficially, of more than 5 percent of the common stock of the Company, or any associate of any such director, officer or affiliate of the Company, or security holder is a party adverse to the Company or its subsidiary or has a material interest adverse to the Company or its subsidiary. The Company does, from time to time, get involved in litigation in the carrying out of its operations.

On or about July 6, 1998, the Company filed a Complaint For Declaratory Relief (Case No. 98-07-145-CV) in the Circuit Court of the State of Oregon for the County of Harney against David Calkins seeking removal of a Claim of Lien Upon Chattels. Mr. Calkins was contracted by the Company to install milling equipment for the Company in its Oregon Milling Facility. Mr. Calkins alleged that he was not completely paid for the installation and filed a Claim of Lien Upon Chattels (No. 980681) in the amount of $10,806.37. The Company alleges that, after deducting items that were completed without the Company's approval and for the personal benefit of Mr. Calkins and after paying directly to Service Providers items that were billed to the Company by Mr. Calkins, the contract fees were all paid to Mr. Calkins. This matter has been resolved by a trial held on May 21-22, 2000. The Company was found to be responsible for approximately $8,200 in unpaid bills and a yet to be determined amount of the plaintiff's legal fees. The Company's management does not expect this litigation to have any material impact on the Company, its management or its operations.

                               FINANCIAL STATEMENT

The audited financial statements of the Company for the years ended January 31, 2000 and 1999 are included with this proxy statement.

        SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

The next annual meeting of shareholders of the Company is presently and tentatively scheduled for June 6, 2001. The Secretary of the Company must receive proposals of shareholders intended to be presented at such meeting at the offices of the Company at the address listed above no later than January 31, 2001.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, The Board of Directors knows of no other matters to be presented for action at the annual meeting of shareholders. If other matters are properly presented, the person named in the proxy intends to vote in accordance with their best judgment on such matters.

                                       By Order of the Board of Directors


                                       /s/ Robert L. Bitterli
                                       -----------------------------------------
                                       Robert L. Bitterli, Chairman of the Board

Austin, Texas
June 27, 1999

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                6015 Lohman Ford Road, #100 Lago Vista, TX. 78645

                                      PROXY

     This proxy is solicited on behalf of the board of directors The undersigned hereby appoints Robert L. Bitterli as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of American Absorbents Natural Products. Inc. held on record by the undersigned on June 5, 2000, at the annual meeting of shareholders to be held on August 11, 2000, or any postponements or adjournments thereof.
--------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS

     [ ] FOR ALL nominees listed below (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below. (Instruction: To withhold authority to vote for any INDIVIDUAL NOMINEE, strike a line through the nominee's name in the list below.)

  Robert Bitterli oo John E. Krings oo Dr. Jan Krason oo Richard Waterfield oo Dr. Patrick Cassidy oo Gerald Clay

2. To authorize the board to hire a qualified independent certified public accountant to act as independent auditor and accountant for the Company for the fiscal year ending January 31, 2001; (Circle One)

                  FOR                  AGAINST              ABSTAIN

3. Proposal to ratify and approve the transactions with Robert L. Bitterli (Circle One)

                  FOR                  AGAINST              ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

Shares held by joint tenants requires both signatures. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.


____________________________________         ___________________________________
Signature if individually held               Corporation or Partnership Name


____________________________________      By:___________________________________
Signature if jointly held                    Authorized officer or person


Date:__________________________,1999         NUMBER OF SHARES___________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.